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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                 July 21, 2000

                                MEDIAPLEX, INC.
            (Exact Name of Registrant as Specified in its Charter)

DELAWARE                             000-27601                    94-3295822
(State of Incorporation)      (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                         177 STEUART STREET, SUITE 200
                       SAN FRANCISCO, CALIFORNIA  94105
         (Address, including zip code, of principal executive offices)

              Registrant's telephone number, including area code:
                                (415) 808-1900


                                      N/A

        (Former name or former address, if changed since last report.)





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Mediaplex, Inc. a Delaware corporation ("Registrant"), entered into a Share Acquisition Agreement, dated as of June 30, 2000 (the "Acquisition Agreement"), with The Interpublic Group of Companies, Inc., a Delaware corporation ("IPG"), McCann-Erickson USA, Inc., a Delaware corporation and wholly-owned subsidiary of IPG ("McCann") and AdWare Systems, Inc., a Kentucky corporation and wholly-owned subsidiary of McCann ("AdWare"), pursuant to which, on July 21, 2000 (the "Effective Date"), Registrant acquired all of the outstanding capital stock of AdWare (the "Acquisition"). As a result of the Acquisition, AdWare became a wholly-owned subsidiary of Registrant on the Effective Date.

     Pursuant to the Acquisition Agreement and on the Effective Date, Registrant paid $4,000,000 in cash and issued 1,211,921 shares of unregistered common stock (the "Stock Consideration"), to McCann. Registrant funded the cash portion of the consideration from its working capital. The Stock Consideration may be adjusted post-closing based on AdWare's actual revenues for the fiscal year ending December 31, 2000 as described in the Acquisition Agreement. In connection with the Acquisition Agreement, AdWare and McCann have entered into a five-year services agreement wherein AdWare has granted a software license and committed to provide related services to McCann.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of AdWare

         The Registrant will provide the financial statements required by paragraph (a) of Item 7 of Form 8-K promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

         (b)  Pro Forma Financial Information

         The Registrant will provide the financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act within 60 days of the date that this initial report on Form 8-K must be filed with the Commission

         (c)  Exhibits

              2.1  Share Acquisition Agreement, dated as of June 30, 2000.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDIAPLEX, INC.

                                    /s/ Gregory R. Raifman
                                    -------------------------------------
                                    Gregory R. Raifman
                                    Chairman and Chief Executive Officer

                                    Date:  August 1, 2000
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                                MEDIAPLEX, INC.

                           Current Report on Form 8-K

                               INDEX TO EXHIBITS



Exhibit No.    Description
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2.1            Share Acquisition Agreement, dated as of June 30, 2000.